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    COMMON SHARES                                              COMMON SHARES
    Par Value $.001                                          Par Value $.001
NUMBER                         (Logo) CENTERPOINT                 SHARES
CP                       PROPERTIES-Registered Trademark-
                              WHERE INDUSTRY GROWS
    CENTERPOINT PROPERTIES TRUST       Organized under the laws of the State of
                                       Maryland

    THIS CERTIFIES THAT                CUSIP




    IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

    CENTERPOINT PROPERTIES TRUST TRANSFERABLE ON THE BOOKS OF THE TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON THE SURRENDER OF THIS CERTIFICATE
PROPERLY ENDORSED.   THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE
ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST OF THE TRUST, AS THE SAME MAY BE AMENDED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
    WITNESS THE FACSIMILE SEAL OF THE TRUST AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
(Trust Seal)


Secretary                                                   President

Countersigned and Registered.
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                Transfer Agent and Registrar


                                Authorized Signature

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                             CENTERPOINT PROPERTIES TRUST


The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Declaration of Trust of the Trust, no person may Beneficially Own Common Shares and/or Preferred Shares in excess of 9.8% (or such greater percentage as may be determined by the Trustees of the Trust of the number or value of the outstanding Equity Shares of the Trust (unless such person is an Existing Holder). Any Person who attempts or proposes to Beneficially Own Common Shares and/or Preferred Shares in excess of the above limitation must notify the Trust in writing at least 15 days prior to such proposed or attempted transfer. All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Shares which will be held in trust by the Trust.

ON WRITTEN REQUEST TO THE TRANSFER AGENT, THE TRUST WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF THE DECLARATION OF TRUST OF THE TRUST, AS AMENDED, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER. IN ADDITION, THE TRUST WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, ON WRITTEN REQUEST TO THE TRANSFER AGENT, A FULL STATEMENT OF (1) THE DESIGNATIONS AND PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE TRUST IS AUTHORIZED TO ISSUE AND (2) THE AUTHORITY OF THE TRUSTEES TO SET THE RELATIVE RIGHTS TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

    The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common        UNIF GIFT MIN ACT___Custodian_______
    TEN ENT -- as tenants by the entireties                (Cust)       (Minor)
    JN TEN  -- as joint tenants with right of survivorship  under Uniform Gifts
               and not as tenants in common                 to Minors Act

       Additional abbreviations may also be used though not in the above list.


                                      ASSIGNMENT


   FOR VALUE RECEIVED,_________________________________, HEREBY SELL, ASSIGN
   AND TRANSFER UNTO

(PLEASE INSERT U.S. SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE.)

_______________________________________________________________________________
     Please print or typewrite name and address, including zip code of assignee


_______________________________________________________________________________
Common Shares of beneficial interest represented by the within Certificate, and so hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated:___________________________    Signature:_______________________________
                                               NOTE: The signature to this
                                               Assignment must correspond with
                                               the name as written upon the
                                               face of this Certificate in
                                               every particular, without
                                               alteration or enlargement or any
                                               change whatever.